UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2015

First BanCorp.
(Exact Name of Registrant as Specified in its Charter)

Puerto Rico	001-14793	66-0561822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1519 Ponce de Leon Ave. P.O. Box 9146 San Juan, Puerto Rico	00908-0146
(Address of Principal Executive Offices)	(Zip Code)

(787) 729-8200
(Registrant’s Telephone Number, including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 5, 2015, First BanCorp. (the “Corporation”), the bank holding company for FirstBank Puerto Rico (“FirstBank” or “the Bank”), issued a press release announcing its unaudited results of operations for the quarter and year ended December 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

A copy of the presentation that the Corporation will use at its conference call to discuss its financial results for the the quarter and year ended December 31, 2014 is attached hereto as Exhibit 99.2 and is incorporated herein by reference. As announced in a press release dated January 30, 2015, the call may be accessed via a live Internet webcast at 2:00 p.m. Eastern time on Thursday, February 5, 2015 through the investor relations section of the Corporation’s website: www.firstbankpr.com or through the dial-in telephone number (877) 506-6537 or (412) 380-2001 for international callers. The conference number is 10059637.

The Corporation has included in this press release the following financial measures that are not recognized under generally accepted accounting principles, which are referred to as non-GAAP financial measures: (i) net interest income, interest rate spread and net interest margin rate excluding changes in the fair value of derivative instruments and a $2.5 million prepayment penalty collected on a commercial mortgage loan paid off in the fourth quarter of 2014, and on a tax-equivalent basis; (ii) tangible common equity ratio and the tangible book value per common share; (iii) Tier 1 common equity to risk-weighted assets ratio; (iv) adjusted pre-tax, pre-provision income, (v) non-interest income adjusted to exclude gains (losses) on sales of investments and other-than-temporary impairments (OTTI) of investment securities, (vi) non-interest expenses adjusted to exclude professional service fees incurred in the third quarter of 2014 related to the acquisition of mortgage loans from another financial institution, (vii) the provision for loan and lease losses to net charge-offs and net charge offs to average loans excluding in 2014, the impact of fair value adjustments related to the mortgage loans acquired from Doral Financial Corporation (“Doral”) in full satisfaction of secured borrowings owed by such entity to FirstBank, and, excluding in 2013, the impact of the loss on the bulk sales of assets and the transfer of loans to held for sale, and (viii) net income for the year ended December 31, 2013, adjusted to exclude the loss on the bulk sales of assets and the transfer of loans to held for sale and the effect of the write-off of the collateral pledged to Lehman Brothers, Inc. together with the loss contingency for attorneys’ fees awarded to the counterparty related to this matter.  Investors should be aware that non-GAAP financial measures have inherent limitations and should be read only in conjunction with the Corporation’s consolidated financial data prepared in accordance with GAAP

Management believes that these non-GAAP measures enhance the ability of analysts and investors to analyze trends in the Corporation’s business and to better understand the performance of the Corporation. In addition, the Corporation may utilize these non-GAAP financial measures as a guide in its budgeting and long-term planning process. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.

The press release includes a reconciliation of these non-GAAP financial measures to the GAAP financial measures, except for the reconciliation with respect to the calculation of the following non-GAAP financial measures included below: (i) “annual pre-tax, pre-provision income”, (ii) “provision for loan and lease losses to net charge-offs ratio” and “net charge-offs to average loans”, excluding in 2014, the impact of fair value adjustments related to mortgage loans acquired from Doral in full satisfaction of secured borrowings owed by such entity to FirstBank and excluding in 2013, the impact of the loss on the bulk sale of assets and the transfer of loans to held for sale, and (iii) net income for the year ended December 31, 2013, adjusted to exclude the loss on the bulk sales of assets and the transfer of loans to held for sale and the effect of the write-off of the collateral pledged to Lehman Brothers, Inc. together with the loss contingency for attorneys’ fees awarded to the counterparty related to this matter.

Pre-Tax, Pre-Provision Income
(Dollars in thousands)	Year Ended	Year Ended
	December 31,	December 31,
	2014	2013

Income (loss) before income taxes	$90,575	$(159,323)
Add: Provision for loan and lease losses	109,530	243,751
Add: Net loss on investments and impairments	126	159
Less: Unrealized gain on derivative instruments	(1,258)	(1,695)
Less: Prepayment penalty collected on a commercial mortgage loan	(2,546)	-
Add: Acquisitions of mortgage loans from Doral related expenses	1,235	-
Add: Bulk sales related expenses and
other professional fees related to
the terminated preferred stock exchange offer	-	8,294
Add: Loss on certain OREO properties sold as part of the bulk sale of
non-performing residential mortgage assets	-	1,879
Add: Secondary offering costs (1)	-	1,669
Add: Credit card processing platform conversion costs	-	1,715
Add: Branch consolidations and other restructuring expenses/valuation adjustments	954	1,421
Add: Write-off collateral pledged to Lehman and related expenses	-	69,074
Add/Less: Equity in loss (earnings) of unconsolidated entity	7,280	16,691
Adjusted pre-tax, pre-provision income	$205,896	$183,635

(1) Offering of common stock by certain of the Corporation's existing stockholders.

Provision for loan and lease losses to Net Charge-Offs (Non-GAAP to GAAP reconciliation)

	Year Ended December 31, 2014		Year Ended December 31, 2013

(In thousands)	Provision for Loan and Lease Losses	Net Charge-Offs	Provision for Loan and Lease Losses	Net Charge-Offs

Provision for loan and lease losses and net charge-offs, excluding special items (Non-GAAP)	$108,102	$166,085	$111,749	$160,863
Special items:
Loss on acquisition of mortgage loans from Doral in full satistaction of secured
borrowings owed by Doral to FirstBank	1,428	6,908	-	-
Bulk sale of non-performing residential assets and loans transferred to held for sale	-	-	132,002	232,444
Provision for loan and lease losses and net charge-offs (GAAP)	$109,530	$172,993	$243,751	$393,307

Provision for loan and lease losses to net charge-offs, excluding special items (Non-GAAP)	65.09%		69.47%
Provision for loan and lease losses to net charge-offs (GAAP)	63.31%		61.97%

Net Charge-offs to Average loans (GAAP to Non-GAAP reconciliation)

(Dollars in thousands)
Year Ended December 31, 2014	As Reported (GAAP)	Loss on Acquisitions of Mortgage Loans From Doral	Adjusted, excluding Loss on Acquisition of Mortgage Loans from Doral (Non-GAAP)

Total net charge offs	$172,993	$(6,908)	$166,085
Total net charge-offs to average loans	1.81%		1.74%
Commercial and Industrial	58,255	(6,908)	51,347
	2.13%		1.95%

(Dollars in thousands)
Year Ended December 31, 2013	As Reported (GAAP)	Bulk Sales Transaction Impact	Loans Transferred To Held For Sale Impact	Excluding Bulk Sales and Loans Transferred To Held For Sale Impact (Non-GAAP)

Total net charge-offs	$393,307	$196,491	$35,953	$160,863
Total net charge-offs to average loans	4.01%			1.68%
Residential mortgage	127,999	98,972	-	29,027
Residential mortgage loans net charge-offs to
average loans	4.77%			1.13%
Commercial mortgage	62,602	40,057	14,553	7,992
Commercial mortgage loans net charge-offs to
average loans	3.44%			0.45%
Commercial and Industrial	105,213	44,678	-	60,535
Commercial and Industrial loans net charge-offs
to average loans	3.52%			2.04%
Construction	41,247	12,784	21,400	7,063
Construction loans net charge-offs to average loans	15.11%			2.91%

Adjusted Net Income (GAAP to Non-GAAP reconciliation)
(In thousands)	Year ended December 31, 2013 As Reported (GAAP)	Bulk Sales Transaction Impact	Write-off collateral pledged to Lehman and related contingency for attorneys' fees	Year Ended December 31, 2013 Adjusted (Non-GAAP)

Net (loss) income	$(164,487)	$140,842	$69,074	$45,429

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description of Exhibit

99.1	Press Release dated February 5, 2015 - First BanCorp Announces Earnings for the quarter and year ended December 31, 2014

99.2	First BanCorp Conference Call Presentation – Financial Results for the quarter and year ended December 31, 2014

Exhibits 99.1 and 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall Exhibits 99.1 and 99.2 be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2015	First BanCorp.

	By:	/s/ Orlando Berges
	Name:	Orlando Berges
	Title:	EVP and Chief Financial Officer

Exhibit Index

Exhibit	Description of Exhibit

99.1	Press Release dated February 5, 2015 - First BanCorp Announces Earnings for the quarter and year ended December 31, 2014

99.2	First BanCorp Conference Call Presentation – Financial Results for the quarter and year ended December 31, 2014

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